UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 18, 2022

______________

HEALTHTECH SOLUTIONS, INC./UT

(Exact name of registrant as specified in its charter)

______________

Utah	0-51012	84-2528660
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

181 Dante Avenue, Tuckahoe, New York 10707

(Address of Principal Executive Office) (Zip Code)

844-926-3399

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

1

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Pursuant to the binding Term Sheet executed on December 30, 2021, on January 18, 2022, Healthtech Solutions, Inc. ("Healthtech") and its newly-organized subsidiary, Healthtech Wound Care, Inc. (“HWC”) entered into an Asset Purchase Agreement (the "AP Agreement") with Predictive Technology Group, Inc. (“PTG”) and its subsidiary, Predictive Biotech, Inc. (“Biotech”). The AP Agreement provides that, at a future closing (to occur on or before January 31, 2022), HWC will acquire the assets of Biotech that are related to Biotech’s wound care business and will enter into an Operations Agreement with Biotech and PTG containing terms of their future relationship. At the closing, Healthtech will also receive from PTG three year options to purchase Biotech and/or Cellsure, LLC, another subsidiary of PTG, each for a purchase price of $10. Until January 31, 2025, regardless of any purchase of Biotech by Healthtech, PTG will be entitled to remove from Biotech any assets not related to the wound care business. During the three year term of the options, Healthtech will be entitled to exercise exclusive managerial control over the operations of Cellsure and over the operations of Biotech related to wound care.

In consideration of the transfer of assets to HWC, PTG will receive preferred shares in HWC. Until HWC achieves positive cash flow or $3.5 million in capital has been contributed to HWC, the preferred shares held by PTG will represent 30% of HWC’s equity and voting power. The Operations Agreement will commit Healthtech to provide working capital to HWC and Biotech until HWC achieves positive cash flow or Healthtech contributes $3.5 million or Healthtech determines that market conditions make it unlikely that HWC will be financially successful.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

10-a	Asset Purchase Agreement dated January 18, 2021 among Healthtech Solutions, Inc., Healthtech Wound Care, Inc., Predictive Biotech, Inc. and Predictive Technology Group, Inc.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Healthtech Solutions, Inc.

Date: January 21, 2022	By:	/s/ Manuel E. Iglesias Manuel E. Iglesias, President

3